USANA Health Sciences Reports Second Quarter 2025 Results and Reiterates Full-Year Outlook

SALT LAKE CITY, July 22, 2025 (BUSINESS WIRE)—USANA Health Sciences, Inc. (NYSE: USNA) today announced financial results for its fiscal second quarter ended June 28, 2025.

Key Financial Results
Second Quarter 2025 vs. Second Quarter 2024
•Net sales of $236 million versus $213 million, representing 11% year-over-year growth.
•Net earnings of $9.7 million versus $10.4 million.
•Diluted EPS of $0.52 as compared with $0.54.
•Adjusted diluted EPS(1) of $0.74 as compared with $0.54.
•Adjusted EBITDA(2) of $30 million versus $27 million.
•Direct selling Active Customers of 418,000 versus 468,000.
•Hiya Active Monthly Subscribers of 200,400.
•Company reiterates fiscal year 2025 outlook.

Q2 2025 Financial Performance

Consolidated Results
		Year-Over-Year	Sequentially
Net Sales	$236 million	+11% (No meaningful FX impact)	-5%
Net Earnings	$9.7 million	-7%	+3%
Diluted EPS	$0.52	-4%	+6%
Adjusted Diluted EPS(1)	$0.74	+36%	+1%
Adjusted EBITDA(2)	$30.5 million	+13%	+2%
Net earnings, EPS and EBITDA figures represent amounts attributable to USANA and excludes the noncontrolling interest of 21.15% in Hiya

“USANA delivered positive second quarter results, highlighted by 11% year-over-year consolidated net sales growth,” said Jim Brown, President and Chief Executive Officer. “Our business performed in line with expectations, and we are maintaining our fiscal 2025 outlook.

Mr. Brown also reported: “We continue to execute our comprehensive commercial strategy for our direct sales business, which represents over two years of research, analysis, and planning. During the quarter, we made several important announcements to advance this strategy, including preliminary communications about the enhanced incentive offering we are currently rolling out to our sales force, as well as our adoption of “Brand Partner” as the terminology we will use to describe members of our direct sales business. We will make other important announcements to advance this strategy at our global convention in August (Salt Lake City, Utah), and throughout the third quarter, including the simplification of our direct sales model, additional enhanced sales incentives, improved personalized business support for our Brand Partners, refreshed USANA brand messaging, and several new and enhanced health products. The continued roll-out of this commercial strategy is intended to provide our Brand Partners with a more compelling opportunity to drive sustainable sales and Active Customer growth.

“Hiya, our direct-to-consumer business, had another strong quarter as year-over-year top line growth remained strong with improved profitability. Sequential sales and Active Monthly Subscriber trends were consistent with expectations, reflecting normal seasonality in this business. Notably, the Hiya team recently launched a new partnership with Disney which includes special edition Disney Lion King and Disney Princesses branded Multivitamin packs. Overall, we remain confident in the growth outlook of this business as the Hiya team continues to execute its strategies to further expand its product offering, distribution channels and geographic footprint.”

Q2 2025 Direct Selling Regional Results:

Asia Pacific Region
		Year-Over-Year	Year-Over-Year (Constant Currency)	Sequentially
Net Sales	$163 million	-4%	-5%	-6%
Active Customers	336,000	-9%	N/A	-10%

Asia Pacific Sub-Regions
			Year-Over-Year	Year-Over-Year (Constant Currency)	Sequentially
Greater China	Net Sales	$113 million	-2%	No meaningful FX impact	-5%
	Active	231,000	-8%	N/A	-9%
	Customers
North Asia	Net Sales	$17 million	-13%	-11%	-9%
	Active	37,000	-12%	N/A	-18%
	Customers
Southeast Asia Pacific	Net Sales	$33 million	-7%	-10%	-8%
	Active	68,000	-12%	N/A	-9%
	Customers

Americas and Europe Region
		Year-Over-Year	Year-Over-Year (Constant Currency)	Sequentially
Net Sales	$39 million	-8%	-7%	-1%
Active Customers	82,000	-17%	N/A	-4%

Q2 2025 Hiya Direct to Consumer Results:

Hiya
Net Sales	$34 million
Active Monthly Subscribers	200,400

Balance Sheet and Share Repurchase Activity
During the second quarter, the Company generated $13 million in operating cash flow and ended the quarter with $151 million in cash and cash equivalents and zero debt. The Company repurchased 528,000 shares during the second quarter for an investment of $15 million with approximately $34 million remaining under the current share repurchase authorization as of the end of the second quarter.

Fiscal Year 2025 Outlook

The Company is reiterating its outlook for fiscal year 2025, as follows:

Fiscal Year 2025 Outlook
Range
Consolidated net sales	$920 million to $1.0 billion
Net earnings	$29 million to $41 million
Diluted EPS	$1.50 to $2.20
Adjusted Diluted EPS(1)	$2.35 to $3.00
Adjusted EBITDA(2)	$107 million to $123 million
Net earnings, EPS and EBITDA figures represent amounts attributable to USANA and excludes the noncontrolling interest of 21.15% in Hiya

“Second quarter operating results for both our core direct sales business and for Hiya were in line with internal expectations as we continued to execute our overall growth strategy,” said Doug Hekking, Chief Financial Officer. “During the quarter, we also repaid the $23 million draw on our credit facility deployed in the Hiya transaction and are again debt-free.
“We are reiterating our fiscal 2025 outlook and continue to anticipate consolidated net sales growth of 8% to 17%. The wider than normal range reflects the fluid operating environment and changes to our direct sales incentive offering. During the third quarter we anticipate a short-term increase in promotional costs in conjunction with the global launch of our enhanced direct sales compensation plan. Additionally, we anticipate increased spending on customer acquisition sequentially in our Hiya business during the third quarter, which reflects normal seasonal activity.”

The Company’s fiscal 2025 outlook reflects:
•Net sales from the direct selling business of $775 to $840 million;
•Net sales from Hiya of $145 to $160 million, reflecting year-over-year growth of +29% to +42%;
•Effective tax rate of 44.0% to 45.0%; and
•Fiscal 2025 is a 53-week year and includes one additional week of sales compared to fiscal 2024. Prior to 2025, the last 53-week year was in fiscal 2020.

_________________________

(1) Adjusted Diluted Earnings Per Share is a non-GAAP financial measure. The Company excludes acquisition-related costs, such as business transaction costs, integration expense and amortization expense from acquisition related intangible assets in calculating Adjusted Diluted Earnings Per Share. Please refer to “Non-GAAP Financial Measures” and “Reconciliation of Diluted Earnings Per Share (GAAP) to Adjusted Diluted Earnings Per Share (Non-GAAP)” in this press release for an explanation and reconciliation of this non-GAAP financial measure.
(2) Adjusted EBITDA is a non-GAAP financial measure. Please refer to “Non-GAAP Financial Measures” and “Reconciliation of Net Earnings (GAAP) to Adjusted EBITDA (Non-GAAP)” in this press release for an explanation and reconciliation of this non-GAAP financial measure.

Non-GAAP Financial Measures
This press release contains the non-GAAP financial measures Adjusted EBITDA and Adjusted diluted EPS. Adjusted EBITDA is a Non-GAAP financial measure of earnings before interest, taxes, depreciation, and amortization that also excludes certain adjustments as indicated below in the reconciliation from net earnings. Adjusted diluted EPS is a Non-GAAP financial measure of diluted earnings per share that excludes certain adjustments as indicated below in the reconciliation from diluted EPS.

Adjusted EBITDA (non-GAAP) is net earnings (loss) (its most directly comparable GAAP financial measure) adjusted for interest expense, net, (benefit from) provision for income taxes, depreciation and amortization, non-cash share-based compensation, and transaction-related expenses and integration costs for the Hiya acquisition. Adjusted EBITDA attributable to USANA (non-GAAP) is Adjusted EBITDA (non-GAAP) further adjusted to exclude the Adjusted EBITDA attributable to non-controlling interest related to Hiya.

Adjusted diluted earnings per share (non-GAAP) is diluted earnings (loss) per share (its most directly comparable GAAP financial measure) adjusted for amortization of intangible assets, transaction-related expenses, and integration costs related to the Hiya acquisition.

Management believes that Adjusted EBITDA (non-GAAP), Adjusted EBITDA attributable to USANA (non-GAAP), and Adjusted diluted earnings per share (non-GAAP), along with GAAP measures used by management, most appropriately reflect how the Company measures the business internally.

The Company prepares its financial statements using U.S. generally accepted accounting principles (“GAAP”) and investors should not directly compare with or infer relationship from any of the Company’s operating results presented in accordance with GAAP to Adjusted EBITDA and Adjusted diluted earnings per share. Non-GAAP financial measures have limitations in their usefulness to investors because they have no standardized meaning prescribed by GAAP and are not prepared under any comprehensive set of accounting rules or principles. In addition, other companies, including companies in our industry, may calculate similarly titled non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of non-GAAP financial information as a tool for comparison. As a result, the non-GAAP financial information is presented for supplemental informational purposes only and should not be considered in isolation from, or as a substitute for financial information presented in accordance with GAAP.

Reconciliation of Net Earnings (GAAP) to Adjusted EBITDA (non-GAAP)
(in thousands)

	Quarter Ended		Six Months Ended
	June 28, 2025	June 29, 2024	June 28, 2025	June 29, 2024

Net earnings attributable to USANA (GAAP)	$9,655	$10,432	$19,057	$26,969
Net earnings attributable to noncontrolling interest	789	—	677	—
Net earnings	$10,444	$10,432	$19,734	$26,969

Adjustments:
Income taxes	$8,373	$9,771	$15,822	$20,345
Interest (income) expense	(360)	(2,712)	(672)	(5,336)
Depreciation and amortization	5,148	5,702	10,938	10,786
Amortization of intangible assets - Hiya	4,456	—	8,911	—
Earnings before interest, taxes, depreciation, and amortization (EBITDA)	$28,061	$23,193	$54,733	$52,764

Add EBITDA adjustments:
Non-cash share-based compensation	3,622	3,734	6,502	7,403
Transaction, integration and transition costs - Hiya	115	—	692	—
Inventory step-up - Hiya	544	—	1,126	—
Consolidated adjusted EBITDA	32,342	26,927	63,053	60,167
Less: Adjusted EBITDA attributable to noncontrolling interest	(1,847)	—	(2,801)	—
Adjusted EBITDA attributable to USANA	$30,495	$26,927	$60,252	$60,167

Reconciliation of Diluted Earnings Per Share (GAAP) to Adjusted Diluted Earnings Per Share (non-GAAP)
(in thousands, except per share data)

	Quarter Ended		Six Months Ended
	June 28, 2025	June 29, 2024	June 28, 2025	June 29, 2024
Net earnings attributable to USANA (GAAP)	$9,655	$10,432	$19,057	$26,969

Earnings per common share - Diluted (GAAP)	$0.52	$0.54	$1.01	$1.40
Weighted Average common shares outstanding - Diluted	18,536	19,159	18,811	19,230

Adjustment to net earnings:
Transaction, integration and transition costs - Hiya	$115.00	$—	$692.00	$—
Inventory step-up - Hiya	544	—	1,126	—
Amortization of intangible assets - Hiya	4,456	—	8,911	—
Adjustments to net earnings attributable to noncontrolling interest	(1,057)	—	(2,123)	—
Income tax effect of adjustments to net earnings	—	—	(4)	—
Adjusted net earnings attributable to USANA	$13,713	$10,432	$27,659	$26,969

Adjusted earnings per common share - Diluted	$0.74	$0.54	$1.47	$1.40
Weighted average common shares outstanding - Diluted	18,536	19,159	18,811	19,230

Management Commentary Document and Conference Call
For further information on the USANA’s operating results, please see the Management Commentary document, which has been posted on the Company’s website (http://ir.usana.com) under the Investor Relations section. USANA’s management team will hold a conference call and webcast to discuss today’s announcement with investors on Wednesday, July 23, 2025 at 11:00 AM Eastern Time. Investors may listen to the call by accessing USANA’s website at http://ir.usana.com. The call will consist of brief opening remarks by the Company’s management team, followed by a questions and answers session.

Safe Harbor
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. These forward-looking statements are based on current plans, expectations, estimates, forecasts, and projections as well as the beliefs and assumptions of management. Words such as “expect,” “enhance,” “drive,” “anticipate,” “intend,” “improve,” “promote,” “should,” “believe,” “continue,” “plan,” “goal,” “opportunity,” “estimate,” “predict,” “may,” “will,” “could,” and “would,” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding Hiya’s strong growth in 2025 and continued growth in the future; statements about the Company’s long-term growth; and the statements under the sub-heading “Fiscal Year 2025 Outlook.” Our actual results could differ materially from those projected in these forward-looking statements, which involve a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control, including: risks relating to global economic conditions generally, including continued inflationary pressure around the world and negative impact on our operating costs, consumer demand and consumer behavior in general; reliance upon our network of independent Brand Partners; risk that our Brand Partner compensation plan, or changes that we make to the compensation plan, will not produce desired results, benefit our business or, in some cases, could harm our business; risk associated with our launch of new products or reformulated existing products; risks related to governmental regulation of our products, manufacturing and direct selling business model in the United States, China and other key markets; potential negative effects of deteriorating foreign and/or trade relations between or among the United States, China and other key markets, including potential adverse impact from tariffs, trade policies or other international disputes by and among the United States, China, or other markets that are important to the Company; potential negative effects from geopolitical relations and conflicts around the world, including the Russia-Ukraine conflict and the conflict in Israel; compliance with data privacy and security laws and regulations in our markets around the world; potential negative effects of material breaches of our information technology systems to the extent we experience a material breach; material failures of our information technology systems; adverse publicity risks globally; risks associated with early stage operations in India and future international expansion and operations; uncertainty relating to the fluctuation in U.S. and other international currencies; the potential for a resurgence of COVID-19, or another pandemic, in any of our markets in the future and any related impact on consumer health, domestic and world economies, including any negative impact on discretionary spending, consumer demand, and consumer behavior in general; risk that the Hiya acquisition disrupts each company’s current plans and operations; the diversion of the attention of the management teams of USANA and Hiya from ongoing business operations; the ability of to retain key personnel of Hiya; the ability to realize the benefits of the acquisition, including efficiencies and cost synergies; the ability to successfully integrate Hiya’s business with USANA’s business, at all or in a timely manner; and the amount of the costs, fees, expenses and charges related to the acquisition. The contents of this release should be considered in conjunction with the risk factors, warnings, and cautionary statements that are contained in our most recent filings with the Securities and Exchange Commission. The forward-looking statements in this press release set forth our beliefs as of the date hereof. We do not undertake any obligation to update any forward-looking statement after the date hereof or to conform such statements to actual results or changes in the Company’s expectations, except as required by law.

About USANA
USANA develops and manufactures high-quality nutritional supplements, functional foods and personal care products that are sold directly to Brand Partners and Preferred Customers throughout the United States, Canada, Australia, New Zealand, Hong Kong, China, Japan, Taiwan, South Korea, Singapore, Mexico, Malaysia, the Philippines, the Netherlands, the United Kingdom, Thailand, France, Belgium, Colombia, Indonesia, Germany, Spain, Romania, Italy,

and India. More information on USANA can be found at www.usana.com. USANA also owns a 78.8% controlling ownership stake in Hiya Health Products, a children's health and wellness company with a variety of clean-label products. More information on Hiya can be found at www.hiyahealth.com.

Investor contact: Andrew Masuda
Investor Relations
(801) 954-7201
investor.relations@usanainc.com

Media contact: Sarah Searle
(801) 954-7626
media@usanainc.com

USANA HEALTH SCIENCES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Quarter Ended
	June 28, 2025	June 29, 2024
Net sales	$235,848	$212,869
Cost of sales	50,184	40,333
Gross profit	185,664	172,536
Operating expenses:
Brand Partner incentives	87,040	90,371
Selling, general and administrative	81,906	64,325
Total operating expenses	168,946	154,696
Earnings from operations	16,718	17,840
Other income (expense):
Interest income	619	2,763
Interest expense	(259)	(51)
Other, net	1,739	(349)
Other income (expense), net	2,099	2,363
Earnings before income taxes	18,817	20,203
Income taxes	8,373	9,771
Net earnings	10,444	10,432
Less: Net earnings (loss) attributable to redeemable noncontrolling interest	789	—
Net earnings attributable to USANA	$9,655	$10,432

Earnings per common share attributable to USANA
Basic	$0.52	$0.55
Diluted	$0.52	$0.54

Weighted average common shares outstanding
Basic	18,513	19,073
Diluted	18,536	19,159

USANA HEALTH SCIENCES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	As of June 28, 2025	As of December 28, 2024
ASSETS
Current assets
Cash and cash equivalents	$151,338	$181,768
Inventories	83,269	69,735
Prepaid expenses and other current assets	27,259	27,684
Total current assets	261,866	279,187
Property and equipment, net	96,532	94,565
Goodwill	144,230	144,168
Intangible assets, net	142,747	151,823
Deferred tax assets	26,435	19,644
Other assets*	62,716	58,806
Total assets	$734,526	$748,193

LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST, AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$17,899	$11,984
Line of credit	—	23,000
Other current liabilities	103,726	104,641
Total current liabilities	121,625	139,625
Deferred tax liabilities	4,662	4,073
Other long-term liabilities	22,681	18,163

Redeemable noncontrolling interest	54,498	54,223

Stockholders' equity attributable to USANA	531,060	532,109
Total liabilities, redeemable noncontrolling interest, and stockholders' equity	$734,526	$748,193

*Includes noncurrent inventories of $2,976 and $2,688 as of 28-Jun-25 and 28-Dec-24, respectively. Total inventories were $86,245 and $72,423 as of 28-Jun-25 and 28-Dec-24, respectively.

USANA HEALTH SCIENCES, INC. AND SUBSIDIARIES
SALES BY REGION
(in thousands)
(unaudited)

	Quarter Ended
	June 28, 2025		June 29, 2024		Change from prior year	Percent change	Currency impact on sales	Percent change excluding currency impact
Direct Selling:
Asia Pacific
Greater China	$113,171	48.0%	$115,513	54.3%	$(2,342)	(2.0%)	$(14)	(2.0%)
Southeast Asia Pacific	32,887	13.9%	35,402	16.6%	(2,515)	(7.1%)	1,083	(10.2%)
North Asia	17,166	7.3%	19,710	9.3%	(2,544)	(12.9%)	(342)	(11.2%)
Asia Pacific total	163,224	69.2%	170,625	80.2%	(7,401)	(4.3%)	727	(4.8%)
Americas and Europe	35,904	15.2%	40,583	19.0%	(4,679)	(11.5%)	(699)	(9.8%)
Direct Selling total	199,128	84.4%	211,208	99.2%	(12,080)	(5.7%)	28	(5.7%)
Hiya	33,931	14.4%	—	—%	33,931	N/A	—	N/A
Other	2,789	1.2%	1,661	0.8%	1,128	67.9%	—	67.9%
Consolidated total	$235,848	100.0%	$212,869	100.0%	$22,979	10.8%	$28	10.8%

USANA HEALTH SCIENCES, INC. AND SUBSIDIARIES
DIRECT SELLING ACTIVE BRAND PARTNERS AND ACTIVE PREFERRED CUSTOMERS BY REGION
(unaudited)

Direct Selling Active Brand Partners by Region(1)
(unaudited)
	As of June 28, 2025		As of June 29, 2024
Asia Pacific:
Greater China	64,000	37.2%	68,000	35.2%
Southeast Asia Pacific	45,000	26.2%	52,000	27.0%
North Asia	26,000	15.1%	28,000	14.5%
Asia Pacific Total	135,000	78.5%	148,000	76.7%

Americas and Europe	37,000	21.5%	45,000	23.3%
	172,000	100.0%	193,000	100.0%

Direct Selling Active Preferred Customers by Region(2)
(unaudited)
	As of June 28, 2025		As of June 29, 2024
Asia Pacific:
Greater China	167,000	67.9%	182,000	66.2%
Southeast Asia Pacific	23,000	9.3%	25,000	9.1%
North Asia	11,000	4.5%	14,000	5.1%
Asia Pacific Total	201,000	81.7%	221,000	80.4%

Americas and Europe	45,000	18.3%	54,000	19.6%
	246,000	100.0%	275,000	100.0%
______________________________
(1)Brand Partners are independent distributors of our products who also purchase our products for their personal use. We only count as active those Brand Partners who have purchased from us any time during the most recent three-month period, either for personal use or resale.
(2)Preferred Customers purchase our products strictly for their personal use and are not permitted to resell or to distribute the products. We only count as active those Preferred Customers who have purchased from us any time during the most recent three-month period. China utilizes a Preferred Customer program that has been implemented specifically for that market.

USANA HEALTH SCIENCES, INC. AND SUBSIDIARIES
OPERATING RESULTS AS A PERCENTAGE OF NET SALES
(unaudited)

	Quarter Ended
	June 28, 2025			June 29, 2024
	Direct selling & Other	Hiya direct-to-consumer	Consolidated	Direct selling & Other	Hiya direct-to-consumer	Consolidated
Net sales	100.0%	100.0%	100.0%	100.0%	N/A	100.0%
Cost of sales	18.8%	36.2%	21.3%	18.9%	N/A	18.9%
Gross profit	81.2%	63.8%	78.7%	81.1%	N/A	81.1%
Operating expenses:
Brand Partner incentives	43.1%	—%	36.9%	42.5%	N/A	42.5%
Selling, general and administrative	31.7%	52.8%	34.7%	30.2%	N/A	30.2%
Total operating expenses	74.8%	52.8%	71.6%	72.7%	N/A	72.7%
Earnings from operations	6.4%	11.0%	7.1%	8.4%	N/A	8.4%

Amortization of acquired intangible assets	0.2%	13.1%	2.0%	0.3%	N/A	0.3%

	Six Months Ended
	June 28, 2025			June 29, 2024
	Direct selling & Other	Hiya direct-to-consumer	Consolidated	Direct selling & Other	Hiya direct-to-consumer	Consolidated
Net sales	100.0%	100.0%	100.0%	100.0%	N/A	100.0%
Cost of sales	18.4%	37.2%	21.1%	18.9%	N/A	18.9%
Gross profit	81.6%	62.8%	78.9%	81.1%	N/A	81.1%
Operating expenses:
Brand Partner incentives	42.7%	—%	36.5%	42.2%	N/A	42.2%
Selling, general and administrative	31.8%	58.3%	35.7%	29.2%	N/A	29.2%
Total operating expenses	74.5%	58.3%	72.2%	71.4%	N/A	71.4%
Earnings from operations	7.1%	4.5%	6.7%	9.7%	N/A	9.7%

Amortization of acquired intangible assets	0.1%	12.5%	2.0%	0.2%	N/A	0.2%